Exhibit 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF TEHE SARBANES-OXLEY ACT OF 2002


I, John Terwilliger, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Houston American Energy Corp. on Form 10-KSB/A, Amendment No. 1, for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A, Amendment No. 1, fairly presents in all material respects the financial condition and results of operations of Houston American Energy Corp.


                                   By:    /s/ John Terwilliger
                                   Name:  John Terwilliger
                                   Title: Chief Executive Officer and
                                            Chief Financial Officer
                                   Dated: April 16, 2004


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